SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant                                         [X]

Filed by a Party other than the Registrant                      [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 240.14a-11(c) or Rule 240.14a-12

                         Access Pharmaceuticals, Inc.
 ...............................................................................
                (Name of Registrant as Specified in Its Charter


                         Access Pharmaceuticals, Inc.
 ...............................................................................
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.

[ ] $500 per each party to the controversy pursuant to Exchange Act
    Rule 14a-6(i)(3).

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1)  Title of each class of securities to which transaction applies:

                   N/A
        .......................................................................


   2)  Aggregate number of securities to which transaction applies:


                   N/A
       ........................................................................

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


                   N/A
       ........................................................................

   4)  Proposed maximum aggregate value of transaction:


                   N/A
       ........................................................................

   5)  Total fee paid:


                   N/A
       ........................................................................

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
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    previously. Identify the previous filing by registration statement number,
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    3)  Filing Party:


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    4)  Date Filed:


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


                          ACCESS PHARMACEUTICALS, INC.


To Our Stockholders:

        You are cordially invited to attend the Annual Meeting of Stockholders of ACCESS Pharmaceuticals, Inc., to be held at 10:00 a.m. on June 21, 1996 at the New York Athletic Club, 180 Central Park South, New York, New York (212) 247-5100 (the "Meeting").

        The Notice of Annual Meeting and the Proxy Statement that follow describe the business to be considered and acted upon by the stockholders at the Meeting.

        WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, IT IS VERY IMPORTANT THAT YOU MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE. IF YOU ATTEND THE MEETING, YOU MAY REVOKE THE PROXY AT THAT TIME BY REQUESTING THE RIGHT TO VOTE IN PERSON.

                                   Sincerely,



                                   Herbert H. McDade, Jr.
                                   Chairman of the Board

                          ACCESS PHARMACEUTICALS, INC.
                            NOTICE OF ANNUAL MEETING


        PLEASE TAKE NOTICE that the Annual Meeting of Stockholders of ACCESS Pharmaceuticals, Inc., a Delaware corporation (the "Company" or "ACCESS"), will be held on June 21, 1996, at the New York Athletic Club, 180 Central Park South, New York, New York (212) 247-5100. The meeting will convene at 10:00 a.m. for the following purposes:

1.      To elect one Class 1 Director, to hold office for a term of three years.

2. To consider and vote upon a proposal to amend Company's Certificate of Incorporation to increase the authorized common stock of Company from 40,000,000 shares of common stock, $.04 par value per share, to 60,000,000 shares of common stock.

3.      To amend the Company's 1995 Stock Option Plan.

4. To consider and act upon a proposal to ratify the appointment of KPMG Peat Marwick as independent accountants for the Company for the fiscal year ending December 31, 1996.

5.      To transact such other business as may properly come before the meeting.

        Stockholders of record at the close of business on April 30, 1996, the record date for the Annual Meeting, are entitled to receive notice of, and to vote at the Annual Meeting and any adjournment or postponement thereof. The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 accompanies the Proxy Statement.

                                           By Order of the Board of Directors



                                           Herbert H. McDade, Jr.
                                           Chairman of the Board of Directors

Dallas, Texas
May __, 1996


                               -----------------


        Stockholders are cordially invited to attend the Annual Meeting in person. YOUR VOTE IS IMPORTANT. If you do not expect to attend the Annual Meeting, or if you do plan to attend but wish to vote by proxy, please complete, date, sign and mail the enclosed proxy card in the return envelope provided addressed to ACCESS Pharmaceuticals, Inc., c/o American Stock Transfer & Trust Co., 40 Wall Street, 46th Floor, New York, New York 10005 ("American Stock Transfer"). Proxies will also be accepted by transmission of a telegram, cablegram or telecopy provided that such telegram, cablegram or telecopy contains sufficient information from which it can be determined that the transmission was authorized by the stockholder. American Stock Transfer & Trust Company's telecopy number is (718) 234-2287.

                          ACCESS PHARMACEUTICALS, INC.
                       2600 N. Stemmons Freeway, Suite 210
                            Dallas, Texas 75207-2107

                                -----------------

                                 PROXY STATEMENT

                            ------------------------


                         ANNUAL MEETING OF STOCKHOLDERS

                           To Be Held On June 21, 1996





        This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of ACCESS Pharmaceuticals, Inc., a Delaware corporation (the "Company" or "ACCESS"), of proxies to be voted at the Annual Meeting of Stockholders to be held on June 21, 1996 at 10:00 a.m., and at any adjournment thereof (the "Annual Meeting"). The Annual Meeting will be held at the New York Athletic Club, 180 Central Park South, New York, New York (212) 247-5100. This Proxy Statement and the accompanying form of proxy were first mailed to Stockholders on or about May ____, 1996. The Company's principal executive offices are located at 2600 North Stemmons Freeway, Suite 210, Dallas, Texas 75207.

        A stockholder signing and returning the enclosed proxy may revoke it at any time before it is exercised by voting in person at the Annual Meeting, by submitting another proxy bearing a later date or by giving notice in writing to the Secretary of the Company not later than the day prior to the Annual Meeting. All proxies returned prior to the meeting will be voted in accordance with the instructions contained therein.

        At the close of business on April 30, 1996, the record date for the Annual Meeting, there were outstanding and entitled to vote 31,290,182 shares of the common stock, $.04 par value per share, of the Company (the "Common Stock"). The Company has no other outstanding voting securities. Each outstanding share of Common Stock is entitled to one vote. A complete list of stockholders entitled to vote at the meeting will be available for examination by any stockholder for any purpose germane to the meeting at the Company's principal executive offices, during normal business hours, at least ten days prior to the Annual Meeting. The Bylaws of the Company require that a majority of the shares entitled to vote, present in person or by proxy, shall constitute a quorum for the conduct of business at the meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulations of the votes cast on proposals presented to the stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved. Since the amendment of the Certificate of Incorporation requires the affirmative vote of at least a majority of the shares of Common Stock outstanding as of the record date, abstentions and broker non-voters will have the effect of a vote against such proposal.

        All expenses in connection with solicitation of proxies will be borne by the Company. The Company will also request brokers, dealers, banks and voting trustees, and their nominees, to forward this Proxy Statement, the accompanying form of proxy and the Annual Report on Form 10-K for the fiscal year of the Company ended December 31, 1995 to beneficial owners and will reimburse such record holders for their expense in forwarding solicitation material. The Company expects to solicit proxies primarily by mail, but Directors, officers and regular employees of the Company may also solicit in person, by telephone or by telecopy.

        The Board of Directors does not know of any matters which will be brought before the Annual Meeting other than those matters specifically set forth in the notice of Annual Meeting. However, if any other matter properly comes before the Annual Meeting, it is intended that the persons named in the enclosed form of proxy, or their substitutes acting thereunder, will vote on such matter in accordance with their best judgment.

        This proxy statement should be read in conjunction with the accompanying Annual Report on Form 10-K of the Company, including financial statements and management's discussion and analysis of financial condition and results of operations for fiscal year ended December 31, 1995.

                                   PROPOSAL 1

                             ELECTION OF A DIRECTOR

        The Company's Certificate of Incorporation and Bylaws presently provide that the Board of Directors of the Company (the "Board of Directors" or the "Board") shall consist of three to fifteen members, shall be divided into three classes as nearly equal in number as possible, and that each Director shall serve for a term of three years and until his successor is elected and qualified or until his earlier resignation, death or removal. By resolution, the Board has set the number of its members at seven. The term in office of one class of Director expires each year in rotation so that one class is elected at each annual meeting for a three-year term. The Board presently consists of six members. There is currently one vacancy in the Class 1 Directors.

Nominee for Term Expiring at the Annual Meeting of Stockholders in 1999 (Class 1 Directors)

        Max Link is currently the only member of the Class 1 Directors. He was appointed to serve as a Director at the meeting of the Board of Directors held on March 28, 1996. His term expires at the Annual Meeting. If elected at the Annual Meeting, Mr. Link will serve for a term of three years expiring on the date of the Annual Meeting of Stockholders in 1999. The terms of the other five Directors will continue as indicated below.

        The following table sets forth the positions and offices presently held with ACCESS by the nominee, his age, his tenure as a director of ACCESS and the number of shares of ACCESS Common Stock beneficially owned by him as of April 30, 1996.


                                                                    Number of
                              Positions and Offices                  Shares      Approximate
                                  Presently Held       Director   Beneficially    Percentage
        Name           Age         with ACCESS          Since       Owned(1)     of Class (1)
        ----           ---      -----------------      --------     --------     ------------

Max Link, Ph.D.         55      Director (Class 1)       1996        0                --



        (1) Includes shares issuable pursuant to currently exercisable options and warrants which will become exercisable within sixty days of April 30, 1996. The person named herein has sole voting and dispositive power with respect to the shares beneficially owned.

Business and Experience of Nominee for Director

Max Link, Ph.D. has been a director of the Company since March 28, 1996. He has held a number of executive positions with pharmaceutical and health care companies. Most recently, he served as Chief Executive Officer of Corange Limited, from May 1993 until June 1994. Prior to joining Corange, Dr. Link served in a number of positions within Sandoz Pharma Ltd., including Chief Executive Officer, from 1990 until April 1992, and Chairman, from April 1992 until May 1993. Dr. Link currently serves on the board of directors of three other publicly-traded life science companies: Alexion Pharmaceuticals, Inc., Protein Design labs, Inc. and Human Genome Sciences, Inc. Dr. Link received his Ph.D. in Economics from the University of St. Gallen in 1970.

        Dr. Link has consented to serve as a Director of the Company, and the Board of Directors has no reason to believe that he will be unavailable. There is no family relationship among any of the Directors or nominees.

        The Board recommends a vote "FOR" the proposed nominee to the Board.

        UNLESS OTHERWISE INDICATED THEREON, THE ACCOMPANYING PROXY WILL BE VOTED FOR THE NOMINEE NAMED ABOVE. HOWEVER, THE PERSONS DESIGNATED AS PROXIES RESERVE THE RIGHT TO CAST VOTES FOR ANOTHER PERSON DESIGNATED BY THE BOARD OF DIRECTORS IN THE EVENT THE NOMINEE IS UNABLE OR UNWILLING TO SERVE.

Information With Respect to Directors Whose Terms Continue and Executive
Officers

Directors Whose Terms Expire at the Annual Meeting in 1997 (Class 2 Directors)

        David F. Ranney, M.D., has been Executive Vice President and a Director of the Company since January 25, 1996. He was the founder and Chairman of the Board of Directors of ACCESS Pharmaceuticals, Inc., a Texas corporation (which was merged into the Company on January 25, 1996) ("API") since inception in 1988, and was Executive Vice President commencing August 1995 and Vice President, Research and Development since June 1993. Previously, he was President and Chief Executive Officer of API since founding API in March 1988. Until November 1989, Dr. Ranney directed the laboratory of Targeted Diagnosis and Therapy at the University of Texas Southwestern Medical Center, where he held a joint faculty appointment in Radiology and Pathology, Dr. Ranney received a B.A. degree in Chemistry from Oberlin College and an M.D. from Case Western Reserve Medical School. He has postdoctoral training in Biochemistry (Case Western Reserve), Cardiovascular and Microvascular Surgery (Stanford University Medical Center), Immunology and Cancer Biology (NIH), and Pathology (University of Texas Southwestern Medical Center). Dr. Ranney has resigned as Executive Vice President of the Company effective June 1, 1996.

        Mrs. Elizabeth M. Greetham has served as a Director of the Company since 1992 and is President of Libracorn Financial Consultants. One of her present clients is Weiss, Peck & Greer, a New York-based money management firm. With over twenty years of worldwide experience as a health care analyst and portfolio manager, she currently is responsible for Weiss, Peck & Greer's health care investments for institutional, mutual, and selected individual accounts. Prior to her associations with Weiss, Peck & Greer, Mrs. Greetham consulted for a number of years for F. Eherstadt & Co., a New York institutional brokerage house. She is a member of the Board of Directors of Repligen Corporation, a pharmaceutical development company. She is a member of the Company's Audit & Finance and Compensation Committees.

Directors Whose Terms Expire at the Annual Meeting in 1998 (Class 3 Directors)

        Mr. Herbert H. McDade, Jr. was elected a Director of the Company in January 1988. In February 1989, he was elected Vice-Chairman of the Board of Directors and Chief Executive Officer of the Company. In June 1989, he was elected Chairman of the Board of Directors and Treasurer in addition to his responsibilities as Chief Executive Officer, and in May 1990 he assumed the position of President of the Company. Mr. McDade served in such capacities until January 25, 1996. He is also a member of the Audit & Finance and Compensation Committees of the Board of Directors. He is currently President and Chief Executive Officer of the Thoma Corporation, a closely-held healthcare consulting company. In addition, he also serves on the Boards of CytRx Corporation, Shaman Pharmaceutical Co., Vaxcel Inc. and Clarion Pharmaceuticals, Inc. From 1986 to 1987 he served as Chairman of the Board of Directors and President of Armour Pharmaceutical Co., a wholly-owned subsidiary of Rorer Group, Inc. Prior to 1986 he served for approximately 13 years in various executive positions at Revlon, Inc. including President of the International Division of the Revlon Health Care Group from 1979 to 1986. He was also previously associated for twenty years in various executive capacities with the Upjohn Company. From January 1989 to July 1995 he served on the Board of API.

        Mr. Kerry P. Gray, has been President and a Chief Executive Officer and a Director of the Company since January 25, 1996. Prior to such time he served as President and Chief Executive Officer of API since June 1993. Previously, Mr. Gray served as Vice President and Chief Financial Officer of PharmaSciences, Inc., a company he co-founded to acquire technologies in the drug delivery area. From May 1990 to August 1991, Mr. Gray was Senior Vice President, Americas, Australia and New Zealand of Rhone-Poulenc Rorer, Inc. Prior to the Rorer/Rhone Poulenc merger, he had been Area Vice President Americas of Rorer International Pharmaceuticals. Previously, from January 1986 to May 1988, he was Vice President, Finance of Rorer International Pharmaceuticals, having served in the same capacity for the Revlon Health Care Group of companies before their acquisition by Rorer Group. Between 1975 and 1985, he held various senior financial positions in Revlon Health Care Group. Mr. Gray's experience in the pharmaceutical industry totals 21 years.

        Mr. J. Michael Flinn has served as a Director of the Company since 1983. He also is a member of the Audit & Finance and Compensation Committees of the Board of Directors. He is an investment consultant. Previously from 1970 to 1996 he was an investment counselor with the investment counseling firm of Sirach Capital Management, Inc. He assisted in the management of pension, profit sharing, individual, corporate and foundation accounts totaling over $4.5 billion.

Executive Officers

        In addition to executive officers of the Company who are also directors, set forth below is the business experience of the other executive officer of the Company.

        Mr. Stephen B. Thompson, has been Chief Financial Officer of the Company since January 25, 1996. Previously from November 1990 he was Controller and Administration Manager of API. From 1989 to 1990, he was Controller of Robert E. Woolley, Inc. a hotel real estate company where he was responsible for accounting, finances and investor relations. Previously from 1985 to 1989, he was Controller of OKC Limited Partnership, an oil and gas company where he was responsible for accounting, finances and SEC reporting. Between 1975 and 1985 he held various accounting and finance positions with Santa Fe International Corporation.

Meetings of The Board of Directors and Committees

        The Board of Directors of the Company held a total of 5 meetings in 1995. The Company has no nominating committee, but does have an Audit & Finance Committee comprised of J. Michael Flinn, Elizabeth M. Greetham and Herbert H. McDade, Jr. The members of the Audit & Finance committee met 2 times during 1995 to review management activities and to consider and recommend to the Board of Directors, for its consideration, financing alternatives and to review and recommend compensation arrangements pertaining to members of management, key employees and others. The Board of Directors in 1996 appointed the Compensation Committee, presently composed of J. Michael Flinn, Elizabeth M. Greetham and Herbert H. McDade, Jr. The Committee has met once in 1996. There was no such committee in 1995.

        In 1995 the Company also had an Executive Committee comprised of J. Michael Flinn, Elizabeth M. Greetham, Herbert H. McDade, Jr. and Sanford D. Smith, a former director. The Executive Committee met 2 times in 1995 to discuss strategic issues of the Company.

        Currently each non-employee Director of the Company receives a quarterly fee of $1,250, the sum of $1,000 for each board meeting which he attends and each member of the Audit & Finance and Compensation Committee receives $500 for each meeting which he attends. Each Committee Chairman also receives $250 for each meeting. During 1995, each non-employee Director of the Company received the sum of $500.00 for each board meeting which he attended and each member of the Audit & Finance Committee and Executive Committee received $400.00 for each meeting which he attended.

Compliance with Section 16(a) of the Securities Act of 1934

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's Directors, Executive officers and person who own more than ten percent of a registered class of the Company's equity securities ("10% holders"), to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Directors, officers and 10% holders are required by SEC regulation to furnish the Company with copies of all of the
Section 16(a) reports they file.

        Based solely on a review of reports furnished to the Company or written representatives from the Company's Directors and executive officers during the fiscal year ended December 31, 1995, all Section 16(a) filing requirements applicable to its Directors and officers for such year were complied with.

Executive Compensation

        The following table sets forth the aggregate compensation paid by the Company to the Chief Executive Officer and each of the most highly compensated officers of the Company whose aggregate salary and bonus exceeded $100,000 for services rendered in all capacities to the Company for the years ended December 31, 1995, 1994 and 1993.

                           Summary Compensation Table


                                                                               Long-Term
                                        Annual Compensaton                Compensation  Awards
                                                                     Securities
                                                                      Underlying           All Other
   Name and Principal Position       Year    Salary(1)    Bonus      Options/SARs (#)       Compens.
   ---------------------------       ----    ---------    -----      ----------------       --------
Herbert H. McDade, Jr.              1995     $110,571   $     0                0         $57,165(2)
Chairman & Former CEO(5)            1994      131,714         0          226,829          46,122(2)
                                    1993      174,000    62,500           50,000          60,371(2)

Atul S. Khandwala                   1995     $103,751   $     0                0         $57,173(6)
Former Executive Vice President(5)  1994      153,960         0          107,715          19,620(4)
                                    1993      160,626    30,519           25,000          28,662(3)


(1) These amounts are prior to reduction for deferred employer contributions under the Company's Employee Stock Ownership Plan Pursuant to Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code").

(2) Pursuant to Mr. McDade's employment agreement, Mr. McDade was reimbursed for certain expenses. In 1995, he was reimbursed for insurance payments ($49,682) and auto allowance ($6,000) and auto insurance reimbursements ($440). In addition, the Company made ESOP contributions in stock of $1,043. In 1994, he was reimbursed for life insurance payments ($23,000) and auto allowance ($6,000) and auto insurance reimbursement ($658). In addition, the Company made ESOP contributions in stock of $16,464. In 1993, he was reimbursed for life insurance payments ($31,230) and automobile allowance ($6,600) and automobile insurance reimbursements ($1,254). In addition, the Company made ESOP contributions in stock of $21,897.

(3) Represents Company ESOP contributions in stock of $20,560 and relocation expenses of $8,102.

(4)     Represents Company ESOP contributions made in stock.

(5) Effective January 25, 1996 and August 31, 1995, Mr. McDade, Mr. Khandwala, respectively, resigned as officers of the Company. Mr. McDade remains as Chairman of the Board of Directors.

(6) Pursuant to Mr. Khandwala's severance agreement payments of $53,542 were made to during 1995. Represents Company ESOP contributions made in stock of $3,631.


Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year End Option/ SAR Values

        The following table includes the number of shares covered by both exercisable and non-exercisable stock options/SARs as of December 31, 1995. Also reported are the values for "in-the-money" stock options/SARs and the year-end price of the Company's common stock. There were no Options or SARs granted to or exercised by the executive officers of the Company during the year ended December 31, 1995.


                                                         Number of          Value of
                                                         Securities        Unexercised
                                                         Underlying       In-The-Money
                                                        Unexercised      Options/SARs at
                                                      Options/SARs at    Fiscal Year-End
                                                      Fiscal Year-End          ($)
                                                            (#)

                   Shares Acquired        Value         Exercisable/      Exercisable/
      Name          on Exercise (#)   Realized ($)     Unexercisable      Unexercisable
      ----          ---------------    -----------     -------------      -------------

 H. McDade, Jr.           -                 -            490,004/0         $184,756/$0

 A. Khandwala             -                 -            268,965/0         $73,572/$0


Employment Agreements

        Mr. Herbert H. McDade, Jr. Effective February 1, 1989 the Company and Mr. McDade entered into an employment agreement (the "McDade Agreement"), which provided that he would serve as the Chief Executive Officer of the Company and Vice Chairman or Chairman of the Board of Directors. The McDade Agreement was amended, effective June 25, 1991, to provide for a term ending June 30, 1994, and was extended to January 31, 1996. Mr. McDade left the company as President and Chief Executive Officer on January 25, 1996 after the merger with API was completed. See "Certain Relationships and Related Transactions". Mr. McDade was eligible to participate in all company employee benefit and welfare programs available to executives. The Company also paid insurance premiums on $1 million of life insurance payable to his estate, medical expenses coverage for Mr. McDade and his spouse and long-term disability coverage for Mr. McDade. The McDade Agreement provided that upon termination, a cash severance payment equal to one year's salary would be paid if Mr. McDade was terminated by the Company without cause and a cash severance equal to two years' salary would be paid if he terminated his employment for good reason. Mr. McDade waived the severance provision when leaving the Company.

        Pursuant to the McDade Agreement and in accordance with the Company's 1987 Stock Awards Plan, the Company granted to Mr. McDade (i) on February 1, 1989 options (the "February Options") for the purchase of 50,000 shares of common stock, and (ii) on December 31, 1989 options ("the December Options") for the purchase of 37,500 shares of common stock, upon vesting and payment of the exercise price. The February Options and December Options are referred to collectively herein as the "New Options." On July 31, 1991, Mr. McDade exchanged 87,500 previously granted options for 80,625 New Options. The New Options are identical to the exchanged options, except that the New Options have a lower exercise price. All of the New Options have vested. On March 31, 1992, Mr. McDade was granted 65,000 options at market value, which have vested as of December 31, 1994. On July 29, 1993, Mr. McDade was granted 50,000 options at market value, which vest based on certain performance criteria. On April 29, 1994, Mr. McDade voluntarily accepted a salary reduction of approximately $64,000 on an annualized basis. In exchange for this salary reduction, Mr. McDade was granted 75,000 options at market value, to vest in one year from the date of the grant. On July 29, 1994, Mr. McDade was granted 50,000 options, which vest based on certain performance criteria, all of which have vested. On December 31, 1994, Mr. McDade was granted 101,829 SARs with zero base value or exercise price, based on certain performance criteria. Upon Mr. McDade's termination of employment (other than termination by the Company for cause or by Mr. McDade without good reason), all options shall immediately vest and become exercisable. All Options and SARs are vested. Mr. McDade also holds 17,550 vested options for the purchase of common stock granted pursuant to the Non-Employee Directors Stock Option plan. Mr. McDade has the right to request (subject to certain limitations by the underwriters) that all shares of common stock which he owns or may acquire in the future be included in registration statements of company securities filed with the Securities and Exchange Commission.

        The McDade Agreement also contained a provision for stock appreciation rights ("SARs") pertaining to 50,000 shares of common stock with a zero based value or exercise price. All of the stock appreciation rights have vested. Appreciation on SARs is to be paid in shares of common stock; as of December 31, 1991, Mr. McDade waived his right under the provision of the 1987 Stock Awards Plan to request the Board to authorize a cash payment for any SARs he elects to exercise.

Key Employees

        In addition to its executive officers, the Company relies on the following key employees for advancing its research efforts, pursuing licensing and collaborative research arrangements with pharmaceutical companies and obtaining FDA approval of identified drug products.

        Dr. Richard Van Inwegen rejoined the Company in May 1996 as Vice President Pre-Clinical and Clinical Development, after consulting for a period of eight months with the Company and others. Previously he was with the Company in September 1991 as Director of Clinical Research and in March 1993 was made Vice President of Clinical Research. He is responsible for all of the Company's clinical research and drug development. Prior to joining the Company, Dr. Van Inwegen was with Roberts Pharmaceuticals for two years as assistant director of clinical research The Rorer Company as department manager specializing in hypersensitivity for three years, and The Revlon Health Care Group where he was involved in various pharmaceutical development for ten years. He holds a B.A. in biology and an M.A. in cell physiology from State University of New York, Binghampton, and Ph.D. from the University of Illinois in physiology. In addition, he is a member of the New York Academy of Sciences and Sigma Xi.

Certain Relationships and Related Transactions

        Mr. David Blech. Mr. Blech became a financial consultant to ACCESS on October 1, 1990. His contract terminated in 1991 and under the terms of the agreement, ACCESS paid Mr. Blech $75,000 in 1991 and $25,000 in 1990. In 1992, Mr. Belch performed consulting services for ACCESS and ACCESS paid him $50,000. In addition, ACCESS paid $25,000 to Mr. Blech in January 1995 for consulting services rendered.

        As of December 14, 1995, ACCESS, D. Blech & Co., and Sentinel Remainder Trust (each affiliates of Mr. Blech), entered into a Letter Agreement which provided that Sentinel Remainder Trust would forfeit its rights to representation on the Board of Directors of ACCESS in consideration of the extension of the expiration date of (i) 500,000 Units exercisable in the aggregate for 500,000 shares of Common Stock and warrants exercisable in the aggregate for 700,000 shares of Common stock pursuant to the terms of the Conversion Agreement from July 31, 1996 to January 1, 1999 and (i) the warrants underlying the Units from July 31, 1997 to March 4, 2000.

        As of January 29, 1996, ACCESS has retained Mr. Blech as a consultant to the Company for one year to advise on structuring transactions including equity placements, licensing agreements and research and development collaborations. Under the terms of the agreement, based on completed transactions, Mr. Blech was paid $480,000 and received warrants to purchase 600,000 shares of Common Stock at an exercise price of $1.00 per share exercisable until the year 2000.

        In March 1996, the Company concluded a $6 million Private Placement of
8.57 million shares of common stock. Mr. Blech may be deemed to be the beneficial owner of up to 4.77 million shares of the Common Stock sold and issued in this private placement. The Company has agreed to file a registration statement within 90 days of the issuance covering such shares and the remaining shares sold and issued in the private placement. The investors have agreed not to sell any of the shares purchased in the offering until 180 days after closing.

        As of April 30, 1996, Mr. Blech may be deemed to be the beneficial owner of 5,398,027 Shares of Common Stock which represents 18.7% of the outstanding Shares of Common Stock and warrants to purchase 600,000 shares of Common Stock at the exercise price of $1.00 per share pursuant to his consulting arrangement described above. Additionally Sentinel a related party of Mr. Blech has an option to purchase until January 1, 1999, up to 500,000 units which consist of 500,000 shares of Common Stock and 700,000 warrants with an expiration date of January 1, 2000. See "Security Ownership of Certain Beneficial Owners and Management.

        Dr. David Ranney. Dr. David Ranney, the Executive Vice President and a Director of ACCESS beneficially owns, approximately 9,147,608 shares of Common Stock. See "Management and Security Ownership of Certain Beneficial Owners and Management." Dr. David Ranney and ACCESS have entered into a Stockholder's Agreement providing for, among other matters, (1) certain rights of Dr. David Ranney to be nominated or to have his nominee nominated for election to the Board of Directors of ACCESS at any election of ACCESS Directors, (2) a right of first refusal of Dr. David Ranney to license or purchase certain technology and intellectual property of ACCESS under certain conditions, and (3), a certain Patent Purchase Agreement, dated as of April 5, 1994, as amended January 25, 1996 between Dr. David Ranney and ACCESS, regarding certain royalties payable to Dr. David Ranney relating to certain technology and intellectual property of ACCESS and an agreement, subject to certain conditions, by Dr. David Ranney not to sell, transfer or otherwise dispose of his shares for the capital stock of ACCESS through July 25, 1996. ACCESS has agreed to pay Dr. David Ranney a royalty of three quarters of one percent (0.75% of ACCESS' gross revenues derived from products covered by the patents and pay certain minimum payments.

        On April 5, 1994 a Patent Purchase Agreement, which terminated a previous License Agreement, between ACCESS and Dr. David Ranney, was executed. This provided for the assignment of the rights to the original patents to ACCESS.

        Under the terms of the Patent Purchase Agreement Dr. David Ranney has retained certain rights and interests in the intellectual property as provided in the Stockholder's Agreement, including a non-exclusive right to use the inventions and technology covered by or relating to the patents for his own research, teaching or other academic related purposes, and after he is no longer a full-time employee of ACCESS for research and development of uses or implementations of the inventions and technology improvements. ACCESS maintains the first right to negotiate the acquisition of any new inventions or technology improvements developed by Dr. David Ranney relating to the technology. ACCESS has agreed to pay Dr. David Ranney a royalty of three quarters of one percent (0.75%) of ACCESS gross revenues derived from products covered by the patents and to pay certain minimum payments which began in 1994, and which are subject to further modifications at the Effective Time.

        In addition the Patent Purchase Agreement as amended, establishes certain additional rights of Dr. David Ranney. The patent assignment will terminate in the event ACCESS fails to pay the amounts due to Dr. David Ranney pursuant to the Agreement, files a petition in bankruptcy, fails to commercially develop the patents or creates a security interest in the parents without Dr. David Ranney's approval. Also, in the event that parts of the ACCESS technology are not being developed after January 25, 2000, Dr. David Ranney has the right of first refusal to licensee or acquire at fair market value development rights to such parts of the ACCESS technology.

        Dr. David Ranney has signed an Assignment of Intellectual Property whereby all rights, title and interest in and to all subsequent inventions and confidential information will become the sole and exclusive property of ACCESS at the earlier of the date of conception or development, while he remains an employee of ACCESS and for a period of two years after he ceases employment for inventions related to the ACCESS technology.

        Herbert McDade. In consideration for the termination of his employment with ACCESS, Mr. McDade and ACCESS entered into an agreement dated as of October 4, 1995, pursuant to which, among other things, (i) Mr. McDade became a consultant to ACCESS, providing consulting services to ACCESS at least four days each month; (ii) Mr. McDade is paid a base of $1,500 per day of consulting;
(iii) ACCESS will use its best efforts to retain Mr. McDade's enrollment under its healthcare plan and (iv) the period for exercise of all options and SARs owed by Mr. McDade was extended from three months after the termination of his employment with ACCESS to the expiration of the option or SAR. See "Security Ownership of Certain Beneficial Owners and Management."

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

        The following table sets forth beneficial ownership of Common Stock as of April 30, 1996 by all Directors and named Executive Officers of the Company and all Directors and Executive Officers as a group, and all owners of 5% or more of the Common Stock:


                         Common Stock Beneficially Owned
                         -------------------------------

            Name                 Number of Shares (1)              % of Class
            ----                 --------------------              ----------
Herbert H. McDade, Jr.                1,008,062(2)                     3.2%
Kerry P. Gray                         1,079,790                        3.4%
David F. Ranney                       9,147,608                       29.2%
Stephen B. Thompson                      55,451                        *
J. Michael Flinn                         63,500(3)                     *
Elizabeth M. Greetham                    32,667(4)                     *


                                       10


David Blech and Certain
Related Parties                       7,196,027(5)                    21.7%
All Directors and Executive
Officers as a group
(consisting of 7 persons)            11,378,078                       35.7%


- -------------------------------------------------------------------------------

(1) Includes common stock held plus all options and warrants exercisable within 60 days after April 15, 1996. Unless otherwise indicated, the persons listed have sole voting and investment powers with respect to all such shares.

(2) Including presently exercisable options for the purchase of 17,550 shares of Common Stock pursuant to the Non-Employee Director Plan, and 320,625 shares of Common Stock and 151,829 SARs exercisable pursuant to the 1987 Stock Option Plan and 69,270 shares issued in connection with the ESOP.

(3) Including presently exercisable options for the purchase of 54,000 shares of Common Stock pursuant to the Non-Employee Director Plan.

(4) Including presently exercisable options for the purchase of 26,667 shares of Common Stock pursuant to the Non-Employee Director Plan.

(5) Sentinel Charitable Remainder Trust ("Sentinel"), 30 Outwater Lane, Garfield, New Jersey, is known to ACCESS to be the beneficial owner of more than five percent of the issued and outstanding Common Stock. Mr. Blech is the sole income beneficiary of the trust, and as such may be deemed to be the beneficial owner of the securities held by it.

        In addition to the 1,020,000 shares of Common Stock held by Sentinel, Sentinel additionally has an option to purchase until January 1, 1999, up to 500,000 units at $2.50 per unit. The units consist of 500,000 shares of Common Stock, 500,000 warrants with an expiration date of January 1, 2000 and an exercise price of $6.25 and 200,000 Warrants with an expiration date of January 1, 2000 and an exercise price of $2.50. Information is based on Form 4 as filed by D. Blech in October 1994.

            The Century Charitable Remainder Trust, the Ocean Charitable Remainder Trust, the Lake Charitable Remainder Trust, the Beacon Charitable Remainder Trust, the Freedom Charitable Remainder Trust, the Oak Charitable Remainder Trust and the Celestrial Charitable Remainder Trust (together, the "Charitable Remainder Trusts") are known by ACCESS to be the beneficial owners in the aggregate of more than 5% (807,839 shares) of the issued and outstanding Common Stock. Mr. Nicholas Madonia is the trustee of the Charitable Remainder Trusts and as such may be deemed to be a beneficial owner of the securities held by them. In addition, Mr. David Blech may be deemed to be a beneficial owner of the securities held by the Charitable Remainder Trusts. Mr. Nicholas Madonia is the trustee of the Blech Family Trust and as such may be deemed to be a beneficial owner of the securities held by it. In addition, David Blech may be deemed to be a beneficial owner of the securities held by the Blech Family Trust. David Blech may be deemed to be a beneficial owner of the securities held by the Edward Blech Trust.

        In addition to the 5,000 shares of Common Stock held by Mr. Blech, Mr. Blech additionally has 600,000 warrants to purchase up to 600,000 shares of Common Stock with an expiration date of March 4, 2000, at an initial exercise price, subject to adjustment in certain events, of $1.00 per share.

Change in Control
- -----------------

        On January 25, 1996, the Company, merged with API, in a statutory merger (the "Merger") pursuant to the Delaware General Corporation law and the Texas Business Corporation Act by filing a Certificate of Merger with the Secretary of State of the State of Delaware and the Recorder of Deeds of New Castle County, Delaware, and Articles of Merger with the Secretary of State of the State of Texas. The Company is the surviving corporation of the Merger and upon the consummation of the Merger changed its name to "ACCESS Pharmaceuticals, Inc."

        In the Merger, all of the issued and outstanding shares of common stock of API were exchanged for 13,290,000 shares of the common stock, par value
$.04 per share of the Company (the "Company's Common Stock"). As a stockholder of API, Dr. David F. Ranney received 9,147,608 shares of the Company's Common Stock in exchange for 2,392,000 shares of common stock, $.01 par value, of API beneficially owned by him immediately before the effective time of the Merger. The 9,147,608 shares of the Company's Common Stock owned by Dr. David F. Ranney constituted, upon the consummation of the Merger, 40.4% of the issued and outstanding stock of the Company. Subject to the terms of the Stockholder's Agreement (as defined herein), Dr, David F. Ranney may be deemed to control the Company. A change in control may thus be deemed to have occurred from the stockholders of the Company immediately prior to the consummation of the Merger to Dr. David F. Ranney immediately after consummation of the Merger.

        Pursuant to the terms of a Stockholder's Agreement (the "Stockholder's Agreement"), dated as of October 3, 1995, between the Company and Dr. David F. Ranney, Dr. David F. Ranney has agreed so long as he beneficially owns (as determined by reference to Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) ten percent or more of the issued and outstanding capital stock of the Company, and to the extent he is able to do so under applicable law, if any, and within the exercise of any fiduciary duties imposed by law, if any, to vote all of the shares of such stock for which he has voting power on any proposal presented to the stockholders of the Company in the manner recommended by a majority of the Board of Directors of the Company; provided, however, that he is not obligated to vote in such a manner with regard to any proposal presented to the stockholders of the Company without a recommendation of the Board of Directors of the Registrant or which involves or relates to an attempted hostile takeover of the Company.

        All material terms of the Merger are set forth in the Company's Proxy Statement/Prospectus, relating to the Company's Registration Statement on From S-4 (Registration No. 33-64031), originally filed with the Securities and Exchange Commission on November 7, 1995, as amended by Amendment No. 1 thereto, filed with the Commission on December 9, 1995, and Amendment No. 2 thereto, filed with the Commission on December 12, 1995.

        Upon request, the Company will provide without charge to each person to whom a copy of this Proxy Statement has been delivered a copy of any information that was incorporated by reference in the Proxy Statement (other than exhibits to documents, unless such exhibits are specifically incorporated by reference into the information incorporated by reference in the Proxy Statement). The Company will also provide upon specific request, without charge to each person to whom a copy of this Proxy Statement has been delivered, a copy of all documents filed from time to time by the Company with the Commission pursuant to the Exchange Act. Requests for such copies should be directed to Stephen Thompson; 2600 N. Stemmons Frwy., Suite 210, Dallas, Texas 75207. Telephone requests may be directed to the Secretary at (214) 905-5100.

                                   PROPOSAL 2

                  AMENDMENT OF THE CERTIFICATE OF INCORPORATION

        The current authorized capital stock of the Company consists of 10,000,000 shares of preferred stock, $.01 par value ("Preferred Stock"), and 40,000,000 shares of Common Stock, $.04 par value, of which no shares of Preferred Stock and 31,290,182 shares of Common Stock were issued and outstanding at April 30, 1996. The Board of Directors on May 13, 1996, adopted a proposed amendment to Article V, Section A of the Company's Certificate of Incorporation increasing the authorized number of shares of Common Stock from 40,000,000 to 60,000,000 for submission to the shareholders at the Annual Meeting.

        Holders of Common Stock are entitled to one vote per share on all matters submitted to a vote of shareholders of the Company and to ratably receive dividends, if any, as may be declared from time to time by the Board of Directors from funds legally available therefor, subject to the payment of any outstanding preferential dividends declared with respect to any Preferred Stock that from time to time may be outstanding. Upon liquidation, dissolution or winding up of the Company, holders of Common Stock are entitled to share ratably in any assets available for distribution to shareholders after payment of all obligations of the Company, subject to the rights to receive preferential distributions of the holders of any Preferred Stock then outstanding.

        If the proposed amendment is approved, all or any part of the authorized but unissued shares of Common Stock may thereafter be issued without further approval from the shareholders, except as may be required by law or the policies of any stock exchange or stock market on which the shares of stock of the Company may be listed or quoted, for such purpose and on such terms as the Board of Directors may determine. Holders of the capital stock of the Company do not have any preemptive rights to subscribe for the purchase of any shares of Common Stock which means that current shareholders do not have a prior right to purchase any new issue of Common Stock in order to maintain their proportionate ownership.

        The proposed amendment will not affect the rights of existing holders of Common Stock except to the extent that future issuances of Common Stock will reduce each existing shareholders' proportionate ownership.

        If the proposed amendment is adopted, Article V, Section A of the Certificate of Incorporation would be amended to read as follows:

               A: The aggregate number of shares of common stock which the Corporation shall have authority to issue is Sixty million (60,000,000) shares of four cents ($.04) per share.

        The proposed amendment to Article V will not change any other aspect of
Article V.

        The Board of Directors has determined that it would be appropriate for the Company to increase the number of its authorized shares of Common Stock in order to have additional shares available for possible future acquisition or financing transactions and other issuances, or to satisfy requirements for additional reservations of shares by reason of future transaction which might require increased reservations. The Board of Directors believes that the complexity of customary financing, employment and acquisition transactions requires that the directors be able to respond promptly and effectively to opportunities that involve the issuance of shares of Common Stock. For example, if the proposal is approved, the Company will have the flexibility to authorize stock splits and stock dividends and to enter into joint ventures and corporate financing involving the issuance of shares of Common Stock. The Company has no present plans, agreements, understandings or arrangements regarding transactions expected to require issuance of the additional shares of Common Stock that would be authorized by the proposed amendment.

        The Board of Directors unanimously recommends that the stockholders vote "FOR" the adoption of the proposed amendment. The affirmative vote of holder of at least a majority of the outstanding Common Stock is required in order to adopt the proposed amendment. Unless indicated to the contrary, the enclosed proxy will be voted for the proposed amendment.

                                   PROPOSAL 3

                     AMENDMENT OF THE 1995 STOCK OPTION PLAN

        The 1995 Stock Option Plan of the Company (the "Plan") presently provides for formula grants to each director of the Company who is not an employee of the Company as follows: on the date the non-employee director is initially elected or appointed to the Board of Directors he/she receives a non-statutory option to purchase 30,000 shares of Common Stock, and on each date that the non-employee director is re-elected to the Board of Directors, he/she receives a non-statutory option to purchase 20,000 shares of Common Stock. The Board of Directors has authorized on March 28, 1996, subject to stockholder ratification, an amendment to the Plan which would provide that for each year that a non-employee director serves as a director of the Company, the director would receive a non-statutory option to purchase 6,667 shares of Common Stock, but would no longer receive a non-statutory option to purchase 20,000 shares of Common Stock upon any re-election to the Board of Directors of the Company.

        General. The Plan authorizes the granting of "incentive stock options" as defined in Section 422A of the Code and non-qualified stock options. See "Administration."

        Securities Subject to the Plan and Market Value. Under the Plan, options may be granted covering up to an aggregate of 2,000,000 shares of Common Stock. The Plan provides for appropriate adjustments in the number and kind of shares subject to the Plan in the event of a stock split, stock dividend, or certain other similar changes in the Common Stock, and in the event of a reorganization, merger, consolidation or certain other types of recapitalization of the Company.

        Eligibility to Participate. Any executive, other key employee or director of, or advisor or consultant to, the Company or of any of the Company's subsidiaries or parent corporation is eligible to be granted options under the Plan. No election by any such person is required to participate in the Plan.

        Administration. The Plan is administered by a committee (the "Committee") consisting of two or more directors appointed by the Board, each of whom is a "disinterested person" as defined by Rule 16b-3 under the Exchange Act. The Committee is authorized to determine which employees of the Company are executive or other key employees and select from among the executive or other key employees and the advisors the individuals to whom options are to be granted, to determine the number of shares to be subject to such options, to determine the terms and conditions of the options, all consistent with the terms of the Plan.

        Stock Options.The Committee in its discretion may issue stock options which qualify as incentive stock options under the Code or non-qualified stock options. The Committee will determine the time or times when each stock option becomes exercisable, the period within which it remains exercisable and the price per share at which it is exercisable, provided that no incentive stock option shall be exercised more than ten years after it is granted and no other options shall be exercised more than ten years and one day after it is granted, and further provided that the exercise price of incentive stock options shall not be less than 100% of the fair market value of the Common Stock on the date of the grant. The reported closing price of the Common Stock on the OTC Bulletin Board on May __, 1996 was $___ per share.

        Notwithstanding the above description, option grants to non-employee directors under the Plan will be made on a formula basis only, whereby each director of the Company will receive, upon her or his initial election or appointment to the Board, options exercisable for 30,000 shares of Common Stock and, under the current version of the Plan, will receive, at each subsequent election of directors of the Company at which she or he is re-elected to the Board, options exercisable for 20,000 shares of Common Stock.

        Payment for shares purchased upon exercise of an option must be made in full in cash or check, by payment through a broker in accordance with Regulation T of the Federal Reserve Board or by such other mode of payment as the Committee may approve, including payment in whole or in part in shares of the Common Stock, when the option is exercised. No option is transferable except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, as defined by the Code or in Title I of the Employee Retirement Income Security Act of 1974, as amended.

        All options granted under the Plan terminate on the earliest of (a) the expiration of the term specified in the option document, which may not exceed ten years from the date of grant; (b) the expiration of three months from the date an option holder's employment or service with the Company or its subsidiaries or parent terminates for any reason other than disability or death;
(c) the expiration of one year from the date an option holder's employment or service with the Company, its subsidiaries or its parent terminates by reason of such optionholder's disability or death. The Committee, in its discretion, may provide for additional limitations on the term of any option.


        Tax Aspects of the Plan. The following discussion is intended to briefly summarize the general principles of federal income tax law applicable to options granted under the Plan. A recipient of an incentive stock option will not recognize taxable income under either the grant or exercise of an incentive stock option. The option holder will recognize long-term capital gain or loss on a disposition of the shares acquired upon exercise of an incentive stock option, provided the option holder does not dispose of those shares within two years from the date the incentive stock option was granted or within one year after the shares were transferred to such option holder. Currently, for regular federal income tax purposes, long-term capital gain is taxed at a maximum rate of 28%, while ordinary income may be subject to an effective maximum rate of 39.6%. If the option holder satisfies both of the foregoing holding periods, then the Company will not be allowed a deduction by reason of the grant or exercise of an incentive stock option.

        As a general rule, if the option holder disposes of the shares before satisfying both holding period requirements (a "disqualifying disposition"), the gain recognized by the option holder on the disqualifying disposition will be taxed as ordinary income to the extent of the difference between (i) the lesser of the fair market value of the shares on the date of exercise or the amount received for the shares in the disqualifying disposition, and (ii) the adjusted basis of the shares, and the Company will be entitled to a deduction in that amount. The gain (if any) in excess of the amount recognized as ordinary income on a disqualifying disposition will be long-term or short-term capital gain, depending on the length of time the option holder held the shares prior to the disposition.

        The amount by which the fair market value of a share at the time of exercise exceeds the option price will be included in the computation of such option holder's "alternative minimum taxable income" in the year the option holder exercises the incentive stock option. Currently, the maximum alternative minimum tax rate for individuals is 28%. If an option holder pays alternative minimum tax with respect to the exercise of an incentive stock option, then the amount of such tax paid will be allowed as a credit against regular liability in subsequent years. The option holder's basis in the shares for purposes of the alternative minimum tax will be adjusted when income is included in alternative minimum taxable income.

        A recipient of a non-qualified stock option will not recognize taxable income at the time of grant, and the Company will not be allowed a deduction by reason of the grant. Such an option holder will recognize ordinary income in the taxable year in which the option holder exercises the non-qualified stock option, in an amount equal to the excess of the fair market value of the shares received upon exercise, at the time of exercise of such options, over the exercise price of the option, and the Company will be allowed a deduction in that amount. Upon disposition of the shares subject to the option, an option holder will recognize long-term or short-term capital gain or loss, depending upon the length of time the shares were held prior to disposition, equal to the difference between the amount realized on disposition and the option holder's basis in a share subject to the option (which basis ordinarily is the fair market value of the shares subject to the option on the date the option was exercised).

        The Board of Directors of the Company unanimously recommends a vote "FOR" the approval of the amendment to the Plan. Unless otherwise indicated thereon, the accompanying proxy will be voted "For" the approval of the amendment to the Plan.

                                   PROPOSAL 4

          RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        The Board of Directors has appointed, subject to ratification by the stockholders at the Annual Meeting, the accounting firm of KPMG Peat Marwick as principal independent accountants for the Company for the fiscal year ending December 31, 1996. KPMG Peat Marwick has served in this capacity since 1979.

        Representatives of KPMG Peat Marwick are expected to be present at the Annual Meeting and to be available to respond to appropriate questions concerning the 1995 audit. Such representatives will have the opportunity to make a statement if they desire to do so at the meeting and to respond to appropriate questions.

        UNLESS OTHERWISE INDICATED THEREON, THE ACCOMPANYING PROXY WILL BE VOTED FOR THE APPROVAL OF KPMG PEAT MARWICK. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK AS PRINCIPAL INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1996.

                                  OTHER MATTERS

        As of the date of this Proxy Statement, the Board of Directors of the Company has no knowledge of any matters to be presented for consideration at the Annual Meeting other than those referred to above. If (i) any matters not within the knowledge of the Board of Directors as of the date of this Proxy Statement should properly come before the meeting (ii) a person not named herein is nominated at the meeting for election as a Director because a nominee named herein is unable to serve or for good cause will not serve; (iii) any proposals properly omitted from this Proxy Statement and the form of proxy should come before the meeting; or (iv) any matters should arise incident to the conduct of the meeting, then the proxies will be votes in accordance with the recommendations of the Board of Directors of the Company.

        STOCKHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

        The Annual Meeting of stockholders in 1997 is expected to be held on or about May 24, 1997. Stockholder proposals to be considered for presentation to the Annual Meeting of Stockholders in 1997 must be received by the Board of Directors of the Company for inclusion in the Company's Proxy Statement and form of proxy relating to the 1997 Annual Meeting on or before January 24, 1997.

        EACH STOCKHOLDER IS URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE PROVIDED FOR THAT PURPOSE AND ADDRESSED TO ACCESS PHARMACEUTICALS, INC. c/o AMERICAN STOCK

TRANSFER & TRUST CO., 40 WALL STREET, 46TH FLOOR, NEW YORK, NEW YORK 10005, A PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.



                                            By Order of the Board of Directors





                                            Justin P. Morreale, Secretary



May ____, 1996

                          ACCESS PHARMACEUTICALS, INC.
          2600 N. Stemmons Freeway, Suite 210, Dallas, Texas 75207-2107
                    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned, having received the Notice of Annual Meeting and Proxy Statement dated May __, 1996, and revoking any proxy heretofore given, hereby appoints each of Herbert H. McDade, Jr., J. Michael Flinn and Kerry P. Gray, or any of them, proxies of the undersigned with full power of substitution and to vote all shares of common stock of ACCESS Pharmaceuticals, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held June 21, 1996, at 10:00 a.m., at the New York Athletic Club, 180 Central Park South, New York, New York (212) 247-5100, or any adjournment thereof.
        This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, the Proxy will be voted FOR each of the Proposals.
        In their discretion, the Proxies are authorized to vote on any other matters which may properly come before the Annual Meeting or any adjournment thereof as set forth in the Proxy Statement.

      --------------------------------------------------------------------

             PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN
              THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Proxies will also be accepted by transmission of a telegram, cablegram or telecopy provided that such telegram, cablegram or telecopy contains sufficient information from which it can be determined that the transmission was authorized by the Stockholder. Telegrams or cablegrams may be addressed to American Stock Transfer & Trust Co. ("American Stock Transfer") at the address appearing on the attached envelope. American Stock Transfer's telecopy number is (718) 234-2287.

                                                          ----------------------
                                                               SEE REVERSE
                                                                   SIDE
                                                          ----------------------

|X|  Please mark your
        votes as in this
        example

1.   Election of Directors.

     Nominees: Max Link, Ph.D.      Class I-3 Year Term
                                     _                            _
                             For    |_|     Withhold Authority   |_|


                                                         FOR  AGAINST  ABSTAIN
                                                          _      _       _
2.   Proposal to amend the Company's Certificate of      |_|    |_|     |_|
     Incorporation to increase the authorized common stock of the Company from 40,000,000 shares of common stock, $.04 par value per share, to 60,000,000 shares of common stock, $.04 par value per share.

                                                         FOR  AGAINST   ABSTAIN
                                                          _      _       _
3.   Proposal to amend the Company's 1995 Stock          |_|    |_|     |_|
     Option Plan.

                                                         FOR  AGAINST   ABSTAIN
                                                          _      _       _
4.   Proposal to ratify and approve the appointment      |_|    |_|     |_|
     of KPMG Peat Marwick as the Independent Public
     Accountants of the Company for the year ending
     December 31, 1996.


SIGNATURE(S)                                              DATE
            -----------------------------------------          ----------------
NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.